SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    Form 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (date of earliest event reported) April 17, 2002


                     WESTSTAR FINANCIAL SERVICES CORPORATION
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             (Exact name of Registrant as specified in its charter)




 North Carolina                      000-30515                  56-2181423
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(State or other jurisdiction    (Commission File No.)       (IRS Employer
  of incorporation)                                     Identification  number)




                79 Woodfin Place, Asheville, North Carolina 28801
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                    (Address of principal executive offices)


Registrant's telephone number, including area code (828) 252-1735


                                 Not Applicable
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                 (Former address of principal executive offices)

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Item 5  Other Events
--------------------

On April 18, 2003, Weststar Financial Services Corporation (the "Registrant") announced the results of its annual shareholders' meeting, which was held on April 15, 2003. A copy of the press release is included as Exhibit 99.1 to this Current Report on Form 8-K.

 SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    WESTSTAR FINANCIAL SERVICES CORPORATION



                                    By: /s/Randall C. Hall
                                        ---------------------
                                        Randall C. Hall
                                        Executive Vice President & Secretary


Dated:    April 18, 2003

     EXHIBIT INDEX

     Exhibit No.                                Description
     -----------                                -----------

     99.1 News release disseminated on April 18, 2003 by Weststar Financial Services Corporation.

Press Release

Source: Weststar Financial Services Corporation / The Bank of Asheville Asheville, North Carolina
April 16, 2003

For Immediate Release
---------------------

             ANNUAL MEETING WESTSTAR FINANCIAL SERVICES CORPORATION
                              ELECTION OF DIRECTORS


At the Annual Meeting of Weststar Financial Services Corporation and its subsidiary, The Bank of Asheville, the following directors were re-elected to three-year terms:

Dr. M. David Cogburn, President of Carolina Mountain Dermatology, P.A.

Stephen L. Pignatiello, President of P Comms Int'l, LLC

Dr. Kent W. Salisbury, Partner in Asheville Cardiology Associates, P.A.

Laura A. Webb, President of Webb Investment Services, Inc., Vice President of R. Stanford Webb Agency

Patricia P. Grimes, General Manager of Harry's Cadillac, Pontiac, GMC, was elected to a two-year term.

Directors   ratified  the  selection  of  Dixon  Odom,  PLLC  as  the  Company's independent auditors for 2003.

Weststar Financial Services Corporation and its subsidiary, The Bank of Asheville, are headquartered in Asheville. Established in 1997, The Bank of Asheville currently operates three area offices. They are located at 79 Woodfin Place and 557 New Leicester Highway in Asheville and 6 Dogwood Road in Candler.

For Further Information, please contact:  G. Gordon Greenwood
                                          President and Chief Executive Officer
                                          The Bank of Asheville
                                          Phone:  (828) 232-2902
                                          email: bgreenwood@bankofasheville.com
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